Other Operating Income	12 Months Ended
Dec. 31, 2023
Other Operating Income Abstract
Other operating income

8. Other operating income

Other operating income for the year ended December 31, 2023 amounted to EUR 10,423 thousand (respectively EUR 18,850 thousand in 2022 and EUR 9,386 thousand in 2021), relating mainly to (i) contributions received from customers and other business partners, in the context of collaboration agreements related to development projects, where both parties share in the significant risks and benefits, (ii) certain cancellation fees for unfulfilled contracts, and (iii) government grants. Based on the assessment performed, the Group does not consider these transactions to be part of the ordinary revenue generating activities.